September 16, 2004

DREYFUS PREMIER INTERNATIONAL GROWTH FUND

Supplement to Prospectus dated March 1, 2004

     At a meeting of the Board of Directors for Dreyfus Premier International Growth Fund (the “Fund”), held on September 14, 2004, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) with respect to the Fund. The Plan provides for the transfer of the Fund’s assets to Dreyfus Founders International Equity Fund (the “Acquiring Fund”) in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of those Acquiring Fund shares to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”) .

     It is currently contemplated that holders of Fund shares as of November 8, 2004 (the “Record Date”) will be asked to approve the Plan on behalf of the Fund at a special meeting of shareholders to be held on or about January 26, 2005. If the Plan is approved, the Reorganization will become effective on or about February 4, 2005 and Fund shareholders would become shareholders of the Acquiring Fund.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date.The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.

0092s0904